As filed with the Securities and Exchange Commission on June 3, 1999

                                              Registration No. 33-57399

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ____________________

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             ____________________


                           TELE-COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                              84-1260157
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)                Identification No.)


                                                STEPHEN M. BRETT, ESQ.
                                             TELE-COMMUNICATIONS, INC.
       9197 SOUTH PEORIA                         9197 SOUTH PEORIA
   ENGLEWOOD, COLORADO 80112                 ENGLEWOOD, COLORADO 80112
       (720) 875-5400                             (720) 875-5400

(Address, including zip code, and       (Name, address, including zip code, and
 telephone number including area code,   telephone number, including area code,
of registrant's principal executive       of agent for service)
offices)


                    Removal of Securities from Registration

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                    REMOVAL OF SECURITIES FROM REGISTRATION

     Pursuant to undertaking No. 3 of Item 17 of the Registrant's Registration Statement on Form S-3 (File No. 33-57399) (the "Registration Statement"), the Registrant files this Post-effective Amendment No. 2 to the Registration Statement for the purpose of withdrawing from registration any of the securities of the Registrant which were previously registered under the Registration Statement and which remain unsold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and pursuant to Rule 478 under the Securities Act the Registrant has duly caused this Post-effective Amendment to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on June 3, 1999.



                              TELE-COMMUNICATIONS, INC.


                              By: /s/ Stephen M. Brett
                                 -----------------------------------
                                 Name:  Stephen M. Brett
                                 Title: Senior Executive Vice President